Exhibit 99.1

PLAYA
HOTELS & RESORTS
Playa Hotels & Resorts (Nasdaq: PLYA)
April 2017

PLAYA
HOTELS & RESORTS
Forward-Looking Statements
This presentation contains historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the federal securities law. Similarly, statements that describe Playa Hotels & Resorts N.V.’s (the “Company”) objectives and goals are also forward-looking statements. Certain information contained herein is based on assumptions and other factors which may not prove to be appropriate or accurate and the actual results of the Company could differ materially from those contemplated by the relevant forward-looking statements as a result of risks and uncertainties, many of which are outside of the control of the Company. Accordingly, no assurance can be given by the Company that the projected results or events can, or will, be realized. The Company undertakes no obligation to update any forward-looking statement or projection to reflect subsequent events or circumstances. In addition, the Company makes no representation or warranty to any party other than as may be made in a definitive agreement.
Use of non-GAAP Financial Measures
This presentation includes non-GAAP financial measures, including Adjusted EBITDA. Please refer to the Appendix for a reconciliation of these measures to the nearest comparable GAAP measures.
Playa believes that these non-GAAP measures are useful to investors. First, Playa believes these measures assist investors in comparing its performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. These measures are also used by Playa’s Board and management to assess its performance and may (subject to the limitations described herein) enable investors to compare the performance of Playa’s portfolio to its competitors.
Playa believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Playa does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.
Other companies may calculate Adjusted EBITDA, Adjusted EBITDA Margin, and other non-GAAP measures differently, and therefore Playa’s Adjusted EBITDA, Adjusted EBITDA Margin and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies.
Definitions
See the Appendix for certain definitions used in this presentation.
CONFIDENTIAL | 2

PLAYA
HOTELS & RESORTS
PLAYA HOTELS & RESORTS (PLYA)
Investment Highlights
PLAYA
HOTELS & RESORTS
1 Premier Collection of All-Inclusive Resorts in Desirable Locations
2 Favorable Geographic and Leisure Industry Trends
3 Differentiated Model, Resilient Through Cycles
4 Direct to Consumer Strategy
5 Strategic Relationship with Hyatt & Panama Jack
6 Significant Embedded Growth from Recently Renovated Portfolio
7 Fragmented Industry Provides Acquisition Opportunities
CONFIDENTIAL | 3

Company Overview
CONFIDENTIAL | 4

PLAYA
HOTELS & RESORTS
COMPANY OVERVIEW
Premier Collection of All-Inclusive Resorts
Hyatt Ziva and Zilara Rose Hall
Hyatt Ziva Cancún
Hyatt Zilara Cancún
The Royal Playa del Carmen
Hyatt Ziva Los Cabos
Dreams Palm Beach
13
All-Inclusive Resorts
6,142
Total room count
193
Food & Beverage Establishments
$195
FY2016 Net Package RevPAR
$1.6B
Gross Asset Value
CONFIDENTIAL | 5

PLAYA
HOTELS & RESORTS
COMPANY OVERVIEW
Premier Collection of All-Inclusive Resorts
Situated in Puerto Vallarta’s only private cove
Hyatt Ziva Puerto Vallarta
Cancún’s most coveted location
Hyatt Ziva Cancún
Located on the widest stretch of beach in the heart of the Cancún’s Hotel Zone
Gran Caribe Real
Hyatt Zilara Cancún
CONFIDENTIAL | 6

PLAYA HOTELS & RESORTS
COMPANY OVERVIEW
Resorts in leading destinations in Mexico and Caribbean
Managed by Playa Hotels & Resorts
Managed by AMResorts
Los Cabos
Puerto Vallarta
DREAMS Resorts & Spa
SECRETS Resorts & Spa
THE ROYAL
GRAN RESORTS
GRAN RESORTS
HYATT ZILARA
HYATT ZIVA
Cancún / Riviera Maya
Montego Bay
DREAMS Resorts & Spa
DREAMS Resorts & Spa
DREAMS Resorts & Spa
Punta Cana
La Romana
FY 2016 Playa Guest Origin
(by room nights)
Other 17%
Europe 15%
Canada 10%
USA 58%
Location (by rooms)
Cancun / Riviera Maya, 44%,
Jamaica, 10%,
Los Cabos / P. Vallarta, 15%
Dominican Republic, 31%
CONFIDENTIAL | 7

PLAYA HOTELS & RESORTS
COMPANY OVERVIEW
Award-winning all-inclusive resorts
Hotels
Hyatt Ziva Cancún
Hyatt Zilara Cancún
Hyatt Ziva/Zilara Rose Hall
Hyatt Ziva Los Cabos
Hyatt Ziva Puerto Vallarta
Secrets Capri
Royal Playa del Carmen
Dreams Puerto Aventuras
Dreams La Romana
Dreams Punta Cana
Dreams Palm Beach
Gran Porto Resort
Gran Caribe Resort
TripAdvisor(1)
Price
Range
Luxury
Luxury
Luxury
Luxury
Luxury
Luxury
Luxury
Upscale
Upscale
Upscale
Upscale
Mid-range
Mid-range
Rating
(Out of 5.0)
4.5
4.5
4.5
4.5
4.5
4.5
4.5
4.0
4.5
4.5
4.5
4.5
4.0
Ranking
6
3
8/6
7
11
34
12
10
2
18
21
29
28
No. of Hotels
in Region
181
181
61
40
125
212
212
17
16
110
110
212
181
AAA Four Diamond Award
2015-2016
2011–2016
2015–2016
2014–2016
2015–2016
2007–2016
2011–2016
2011–2016
2011–2016
TRAVELERS’ CHOICE tripadvisor
2014–2015
2006, 2008,
2014, 2015
2012-2016
2014
2012, 2014
2012-2016
2012-2016
Certificate of Excellence tripadvisor
2015-2016
2016
2015-2016
2015-2016
2011–2015
2011–2015
2014–2015
2012,
2015–2016
2012, 2016
Pr(2) Rcr Premier
2015
2015
2015
2015
2015
(1) Trip Advisor ratings as of 3/21/2017.
(2) Represents RCI premier all-inclusive awards.
CONFIDENTIAL | 8

Industry Overview
CONFIDENTIAL | 9

PLAYA HOTELS & RESORTS
INDUSTRY OVERVIEW
Favorable Geographic and Leisure Industry Trends(1)
Constrained Supply
Relatively Low Supply Pipeline
(Pipeline as a % of Existing Supply1)
Playa’s Primary Markets
Nashville 29%
New York 27%
Miami 22%
Seattle 22%
Houston 21%
Dallas 20%
Denver 19%
Boston 14%
Los Angeles 14%
Minneapolis 14%
Philadelphia 13%
San Francisco 12%
Detroit 11%
Tampa 10%
New Orleans 10%
Atlanta 10%
Washington 10%
Phoenix 9%
Anaheim 9%
Chicago 9%
San Diego 7%
Orlando 7%
Yucatan Pen. 7%
St. Louis 5%
Las Vegas 5%
Oahu 2%
Virginia Beach 2%
Dom. Rep. 2%
Favorable Customer Mix
Leisure Business
70% 30%
Selected US Public Lodging Companies
100%
Playa Hotels & Resorts B.V.
Price elasticity of leisure travelers vs. business allows for better RevPAR management
Secular Penetration of Visitors (000’s of Tourist Arrivals)
Mexico 42,028 34,900 29,346
2014 2016A(2) 2020E
Dominican Republic 5,892 5,081 4,465
2014 2016E 2020E
Jamaica 2,638 2,189 2,080
2014 2016E 2020E
(1) As of May 2016 (2) As of December 2016
Source: Wall Street research, BMI research, Smith Travel research, Central Bank of the Dominican Republic, Jamaica Tourist Board, Mexican Tourism Board and JLL research
CONFIDENTIAL | 10

PLAYA HOTELS & RESORTS

INDUSTRY OVERVIEW

Favorable Geographic and Leisure Industry Trends

Open Skies Agreement

Agreement provides unregulated access for passenger airlines to fly between any city in Mexico and any city in the United States

Has led to:

1. Increased flights
   - 2016 arrivals by air grew 10.7%[1]
   - Capacity through October 2017 is scheduled to increase 8% year-over-year[2]
2. Lower Prices
   - As airlines enter more markets, more non-stop city pairs should become available
3. Record-breaking visitation to Mexico[(1)]
   - 35 million international visitors in 2016, 9% year-over-year growth

Benefit to consumer: increased supply and lower rates[(2)]


Growth: 7%
9,999
10,724
Seat Capacity
Sep-Dec 15
Sep-Dec 16
Decrease: 14%
$242
$207
Average Fares
Jan-Aug 15
Jan-Aug 16

Positive RevPar vs US


Cancún RevPAR(3)
US Upper-Upscale RevPAR
$113
$148
$115
$104
$129
$133
$173
$208
$217
$102
$111
$91
$97
$103
$110
$116
$124
$130
2007
2008
2009
2010
2011
2012
2013
2014
2015

(1) Mexican Tourism Board
(2) Sabre data
(3) Average annual RevPAR from Barceló Costa Cancún, Barceló TuCancún, Hyatt Ziva Cancún (FKA Dreams Cancún), Secrets Capri, Dreams Puerto Aventuras, Hyatt Zilara Cancún (FKA THE Royal Cancún), THE Royal Playa del Carmen, Gran Caribe Real and Gran Porto Real

Source: Wall Street research; BMI research; Smith Travel research; JLL research; Sabre Consulting, Impact of Open-Skies Aviation Bilateral Agreement (October 2016)

CONFIDENTIAL | 11

All-Inclusive Market Leader

All-inclusive model drives premium margins and strong free cash flow

Benefits for Owners of All-Inclusive

Predictable Revenue and Occupancy	▪ Guests book and pay further in advance with fewer cancelations ▪ More accurate planning of resources (e.g. in F&B) leads to the efficient use of labor and less waste ▪ Leverage economies of scale
Greater Share of Customer Wallet	▪ All-inclusive price includes – Room – Food & Beverage – Entertainment
Generate Additional Revenue Through High-Margin Premium Services	▪ High-margin premium services not included in the all-inclusive package – Spa – Fine wine/premium alcohol – Wedding packages – Room upgrades ▪ Guests more likely to buy upgrades at the resort since their stay is paid in advance
High Customer Satisfaction	▪ Value for money - less expensive than purchasing items a la carte ▪ Total cost certainty ▪ Convenient one-stop shopping

Higher EBITDA Margins [(1)]

2016 EBITDA Margins



30%
27%
25%
22%
10%
Playa
Upscale Lodging REITS
Leisure Companies
Global Hotel Companies
Emerging Markets Hotel Companies

Rapidly Growing All-Inclusive Segment [(2)]



Traditional Plan (4.3% CAGR 1990 – 2016)
All-Inclusive (7.1% CAGR 1990 – 2016)
Total Rooms
160k
140k
120k
100k
80k
60k
40k
20k
0k
30
9
21
74
12
62
124
13
110
150
27
123
1990
2000
2010
2016

(1) Other companies may calculate Adjusted EBITDA differently than Playa, and therefore, Playa's Adjusted EBITDA may not be directly comparable to similarly titled measures of other companies.

(2) Markets include Cancún/Riviera Maya, Los Cabos, Puerto Vallarta, Punta Cana, La Romana and Montego Bay.

CONFIDENTIAL | 12

PLAYA HOTELS & RESORTS

Industry Overview

All-Inclusive vs. Traditional Plan

All-Inclusive resorts consistently exhibit superior operating characteristics than Traditional Plan resorts

- All-inclusive resort guests book on average 4-6 months in advance of a trip, allowing resorts to better manage occupancy, which helps manage costs
- Year round markets such as Cancún, Mexico, or Punta Cana, Dominican Republic, tend to have higher stabilized occupancy levels and gross operating margins given the resorts have a greater number of occupied room nights to absorb fixed costs

General Hotel Performance - Occupancy



90%
75%
87% - Playa Stabilized Assets(1)
75%
65%
75%
55%
70%
50%
All-Inclusive Year-Round
All-Inclusive Seasonal
European Plan Year-Round
European Plan Seasonal

General Hotel Performance – Gross Operating Margin



50%
35%
47% - Playa Stabilized Assets(1)
45%
30%
30%
15%
25%
15%
All-Inclusive Year-Round
All-Inclusive Seasonal
European Plan Year-Round
European Plan Seasonal

Source: JLL.
(1) Reflects FY 2016 figure. Stabilized assets exclude Hyatt Ziva Los Cabos, Hyatt Ziva Cancún, Hyatt Ziva Puerto Vallarta and Hyatt Jamaica.

CONFIDENTIAL | 13

PLAYA HOTELS & RESORTS
INDUSTRY OVERVIEW
The resilience of the all-inclusive model
2008 - 2009 in EBITDA Margin (%)
(1.0%)
(3.0%)
(4.5%) (4.6%) (4.7%)
(5.4%)
(6.7%)
(7.5%)
(8.2%)
PLAYA HOTELS & RESORTS (1)
LASALLE HOTEL PROPERTIES
MARRIOTT
DIAMONDROCK HOSPITALITY
SUNSTONE HOTEL INVESTORS
HOST HOTELS & RESORTS
starwood Hotels and Resorts
IHG® InterContinental Hotels Group
STRATEGIC
2008 - 2009 Decline in EBITDA (%)
(10%)
(23%) (24%)
(32%)
(37%) (38%)
(49%) (50%)
(63%)
PLAYA HOTELS & RESORTS (1)
LASALLE HOTEL PROPERTIES
MARRIOTT
DIAMONDROCK HOSPITALITY
SUNSTONE HOTEL INVESTORS
HOST HOTELS & RESORTS
starwood Hotels and Resorts
IHG® InterContinental Hotels Group
STRATEGIC
(1) Represents revenue and EBITDA from Dreams Cancún, The ROYAL Cancún, Secrets Capri, Dreams Puerto Aventuras, Dreams Puerto Vallarta, Dreams Punta Cana, Dreams Palm Beach, Dreams La Romana, Gran Caribe Real, Gran Porto Real and THE Royal Playa del Carmen.
CONFIDENTIAL | 14

Strategic Initiatives
CONFIDENTIAL | 15

STRATEGIC INITIATIVES

Increasing Direct Business

Direct Distribution

Playa | **Comparables**



Channel
Other
Direct
91%
Of which 67% wholesale
9%
50%
50%
80%
20%
60%
40%
Current
Target
U.S. Independent Lodging
U.S. Branded Lodging

	Current	Target	U.S. Independent Lodging	U.S. Branded Lodging
Illustrative Distribution Cost [1]	23%	15%	21%	17%
Illustrative Adjusted EBITDA Improvement ('17E)[2]		$51M	$14M	$39M

Key Initiatives

- Improve Website



Better Conversion
Increased Marketing Efficiency
Higher Traffic

- Downward trend in commissions
- Continue to Focus on Higher Value, Lower-Cost Third-Party Channels
- Other Direct Initiatives
- Additional Hyatt Mix
- Repeat/Loyalty/Club Initiatives

(1) Assumes Direct Distribution cost of 5% and Other cost of 25%
(2) Percentage margin increase multiplied by forecasted 2017E Gross Package Revenue of $621M. See "Forward-Looking Statements" at the beginning of this presentation for important qualifications and limitations on the use of projections. Actual results may differ materially. In addition, please refer to the Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP Measure. Other companies may calculate Adjusted EBITDA differently than Playa, and, therefore, Playa's Adjusted EBITDA may not be directly comparable to similarly titled measures of other companies.

Source: Playa Hotels & Resorts B.V. (December 2016), Phocuswright, *Independent Lodging Market: Marketing, Distribution and Technology Strategies for Non-Branded Properties* (October 2015); Morgan Stanley, *Hotel Brands vs. OTAs: Who Will Win the War?* (May 2016)

CONFIDENTIAL | 16

PLAYA HOTELS & RESORTS
STRATEGIC INITIATIVES
Brand Differentiation
Playa Brands vs. Other Brands
HYATT ZILARA
HYATT ZIVA
ALL INCLUSIVE RESORTS
All-Inclusive Re-ImaginedTM
Panama Jack
RESORTS
THE ROYAL
RIU Hotels & Resorts
KARISMA
Paradisus RESORTS
Sol Melia HOTELS & RESORTS
VELAS RESORTS
Barceló HOTELS & RESORTS
IBEROSTAR HOTELS & RESORTS
The Grand Collection
THE ROYAL SUITES
BY PALLADIUM
DECAMERON All Inclusive Hotels & Resorts
ClubMed
The all-inclusive resort segment is saturated with un-memorable brands that have limited consumer recognition.
Many of these resorts are owned and managed by smaller operators who often lack capital resources.
Playa has the unique opportunity to leverage Hyatt’s and Panama Jack’s world-renowned brands in the all-inclusive market.
CONFIDENTIAL | 17

Strategic Initiatives

Strategic Relationship with Hyatt

Locations


Hyatt Zilara Cancún


Hyatt Ziva Cancún


Hyatt Ziva / Zilara Rose Hall


Hyatt Ziva Puerto Vallarta


Hyatt Ziva Los Cabos

Strategic Alliance Overview

- **Partnership with Hyatt to develop and operate all-inclusive resorts under Hyatt Ziva and Zilara brands**
  - Sole franchisee of Hyatt all-inclusive brands
  - Playa owns and manages the properties
  - Opportunity to expand into additional markets
- **Hyatt owns 12% of Playa post combination**

Key Benefits

- Hyatt's commitment contributes to Playa's success
- Hyatt brand drives visitation
- Hyatt distribution channel is a driver of higher occupancy and rates
- Improved business economics
- Higher average rate and number of groups
- Improvement in TripAdvisor ratings

Positive Impact



Pre
Post
ADR ($)
$225
Growth:29%
$291
2013A(1)
2016A(1)
RevPAR ($)
$169
Growth:31%
$221
2013A(1)
2016A(1)
Adjusted EBITDA(1) ($M)
$31
Growth:93%
$60
2013A(1)
2016A(1)

Hyatt partnership drives higher ADR and occupancy leading to increased Adjusted EBITDA – still potential for upside from better marketing of "All-Inclusive"

(1) Includes Hyatt Ziva Cancún, Hyatt Zilara Cancún, Hyatt Ziva Los Cabos, and Hyatt Ziva Puerto Vallarta. Please refer to the Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP Measure

CONFIDENTIAL | 18

Strategic Initiatives

Playa Has a Pipeline of Attractive ROIC Opportunities

	Greenfield Developments	Pipeline of Actionable Projects
Example	**Hyatt Cap Cana**[2]	Improvements in Jamaica Royal Playa del Carmen Hyatt Ziva Puerto Vallarta Gran Porto Gran Caribe
Capital Expenditure	***2 Year Development Timeline***	**2017E Discretionary Project Capex: $55 million**[3]
Capital Deployment Description	• Cap Cana is one of the best beach resort areas in the Dominican Republic	
CoC Return[1]	2022E[2,3]: ~17%	CoC targeted returns: 20%+[3]


DOMINICAN REPUBLIC
Punta Cana
Cap Cana

Pace/Playa will accelerate investments in high ROIC investments

(1) Cap Cana: Cash-on-Cash return calculated by dividing the estimated incremental Adjusted EBITDA generated by the renovation by the redevelopment cost; Pipeline of Actionable Projects: Estimated Incremental Revenue divided by Total Project Costs

(2) There remain significant contingencies that would need to be satisfied prior to Playa being able to purchase and develop the asset. Currently Playa has deposited $6M in an escrow account for this transaction. If developed, Cap Cana construction is expected to be complete by end of 2018E and the resort would open in 2019E. Steady state reached in 2022E.

(3) See "Forward-Looking Statements" at the beginning of this presentation for important qualifications and limitations on the use of projections. Actual results may differ materially.

CONFIDENTIAL | 19

PLAYA HOTELS & RESORTS
STRATEGIC INITIATIVES
Panama Jack Resort Concept
All-inclusive Re-Imagined TM
Panama Jack
RESORTS
Amidst increasing competition, Panama Jack stands apart and sets the expectation:
Enable customers to book direct
Differentiate Panama Jack property from non-branded resorts
More unique experience than your typical hotel brand
Welcoming
Thoughtful
Enduring
CONFIDENTIAL | 20

PLAYA HOTELS & RESORTS
STRATEGIC INITIATIVES
Panama Jack: Resort Facade & Standard Junior King Suite
GRAN RESORTS
All-inclusive Re-Imagined TM
Panama Jack
RESORTS
Panama Jack RESORTS CANCUN
CONFIDENTIAL | 21

Strategic Initiatives

Internalization of Management Contracts

Asset-light growth opportunity

- Substantial opportunity to grow asset light by adding resorts under management
- Opportunity to internalize management of 5 Playa resorts currently managed by AMResorts
- Playa plans to leverage its management platform to add a capital-light growth component to its business model
  - Combines the benefit of owned assets generating robust cash flow with managed assets generating high returns on invested capital
  - Playa is currently pursuing third-party management contracts

Overview of Externally Managed Assets

Resort	Contract Expiration
Dreams La Romana	2017
Secrets Capri	2022
Dreams Puerto Aventuras	2022
Dreams Palm Beach	2022
Dreams Punta Cana	2022

Contract Internalization Opportunity

- Successful history of internalization of Barceló and AMResorts contracts:
  - Barceló Los Cabos (2013)
  - Dreams Puerto Vallarta (2014)
  - Dreams Cancún (2015)
- Potential savings from management fees
- Potential upside from internalization of distribution could provide additional high-margin savings



Adjusted EBITDA Growth
from Hyatt conversion & management internalization
In $ millions
$0
$5
$10
$15
$20
81%
$10.5
$19.0
96%
$3.5
$6.9
147%
$6.6
$16.3
Hyatt Ziva Los Cabos (formerly Barceló)
Hyatt Ziva Puerto Vallarta (formerly Dreams)
Hyatt Ziva Cancún (formerly Dreams)
2013A
2016A (1)

(1) Resorts were all converted to Hyatt Ziva brand by 2016

CONFIDENTIAL | 22

PLAYA HOTELS & RESORTS
STRATEGIC INITIATIVES
Significant opportunity to expand Playa’s brands and platform
Significant opportunities to acquire or partner with competitors:
Increase portfolio size and scale
Increase management contracts
Expand into new markets such as Costa Rica, St. Lucia, Turk & Caicos, Bahamas, Panama, as well as Latin America and Asia
Potential to convert Traditional Plan properties to all-inclusive resorts as was done with the Ritz- Carlton in Jamaica
All-Inclusive Rooms in Playa Markets
Global All-Inclusive Rooms
900 900 900 1,700 2,300 3,500 4,700 5,000 5,200 6,142 6,500 10,100 10,200 12,600
EXCELLENCE GROUP Luxury Hotels & Resorts 1,900
ClubMed 3,100
DECAMERON All Inclusive Hotels & Resorts 6,200
Sandals 5,400
KARISMA 2,400
PALACE RESORTS 4,400
GRUPO PIÑERO 11,100
PALLADIUM HOTEL GROUP 5,600
MELIÃ HOTELS INTERNATIONAL 17,500
PLAYA HOTELS & RESORTS
IBEROSTAR HOTELS & RESORTS 11,600
RIU Hotels & Resorts 18,500
Barceló HOTELS & RESORTS 14,500
amRESORTS® 16,500
2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000
CONFIDENTIAL | 23

PLAYA HOTELS & RESORTS
CONCLUSION
Leading Owner Operator with Significant Growth Opportunity
Premier Collection of All-Inclusive Resorts in Highly Desirable Locations
Prime oceanfront real estate
Preeminent destination markets
Accelerating Travel and Tourism Growth
US – Mexico Open Skies Agreement should result in lower airfares for consumers and increased capacity
Mexico committed to improved the country’s tourism infrastructure
Playa will benefit from current travel and leisure trends in key Playa markets
Differentiated, Resilient Business Model
Less reliant on demand from business travelers
Attractive price-to-value leisure destination
High degree of cost certainty provides more control / flexibility in cost management
Significant Growth Opportunity
Direct to consumer strategy
Significant embedded growth from recently renovated portfolio
Fragmented industry provides acquisition opportunities
Pursue capital-light strategy
CONFIDENTIAL | 24

Appendix
CONFIDENTIAL | 25

PLAYA HOTELS & RESORTS
2016 PERFORMANCE
Full Year 2016 Results
Total Portfolio
$241
250
$222
$195
200
$179
150
100 81% 80%
50
0
Occupancy
Net Package ADR Net Package RevPAR
2016A 2015A
600
$509
500
$399
400
USD Millions 300
$223
200
$157 $155 $102
100
0
Net Revenue
GOP Adjusted EBITDA(1)
2016A 2015A
Comparable Portfolio(2)
250 $230 $221
200 $191 $182
150
100 83% 82%
50
0
Occupancy Net Package ADR Net Package RevPAR
2016A 2015A
500
$406 $385
400
USD Millions 300
200 $178
$149
$119 $95
100
0
Net Revenue GOP Adjusted EBITDA(1)
2016A 2015A
1) Adjusted EBITDA includes Corporate Expense.
2) Excludes Hyatt Ziva Cancún, which closed for renovations May 2014 and reopened November 15, 2015, and Hyatt Ziva Los Cabos, which was closed September 14, 2014 due to damage from Hurricane Odile and reopened September 15, 2015.
CONFIDENTIAL | 26

PLAYA HOTELS & RESORTS
PORTFOLIO OVERVIEW
Yucatan Peninsula
1
Hyatt Zilara Cancún
2
Hyatt Ziva Cancún
Gran Caribe Real 3
4
Gran Porto Real
5
THE Royal Playa del Carmen
6
Secrets Capri
7
Dreams Puerto Aventuras
Significant
Year Built Renovations(1) Rooms
1 Hyatt Zilara Cancún Cancún, Mexico 2006 / 2013 307
2 Hyatt Ziva Cancún Cancún, Mexico 1975 / 2015 547
3 Gran Caribe Real Cancún, Mexico 1985 / 2009 470
4 Gran Porto Real Playa del Carmen, Mexico 1996 / 2012 287
5 THE Royal Playa del Carmen Playa del Carmen, Mexico 2002 / 2009 513
6 Secrets Capri Riviera Maya, Mexico 2003 / 2003 291
7 Dreams Puerto Aventuras Riviera Maya, Mexico 1991 / 2009 305
(1) Includes renovations, repositionings and expansions.
CONFIDENTIAL | 27

PLAYA HOTELS & RESORTS
PORTFOLIO OVERVIEW
Pacific Coast & Caribbean Basin
PLAYA HOTELS & RESORTS
8
Hyatt Ziva Puerto Vallarta
9
Hyatt Ziva Los Cabos
Dreams La Romana 10
11
Dreams Palm Beach
Dreams Punta Cana 12
13
Hyatt Ziva & Zilara Rose Hall – Jamaica
Year Built Significant (1) Renovation Rooms
8 Hyatt Ziva Puerto Vallarta Puerto Vallarta, Mexico 1969 / 2014 335
9 Hyatt Ziva Los Cabos Cabo San Lucas, Mexico 2007 / 2015 591
10 Dreams La Romana La Romana, Dominican Republic 1997 / 2008 756
11 Dreams Palm Beach Punta Cana, Dominican Republic 1994 / 2008 500
12 Dreams Punta Cana Punta Cana, Dominican Republic 2004 / 2004 620
13 Hyatt Ziva and Hyatt Zilara Rose Hall Montego Bay, Jamaica 2000 / 2014 620
(1) Includes renovations, repositionings and expansions.
CONFIDENTIAL | 28

PLAYA HOTELS & RESORTS
RECONCILIATION OF EBITDA AND ADJUSTED EBITDA
($ in millions)
2016 2015 2014
Net income (loss) $20 $10 ($38)
Interest expense $55 $50 $41
Income tax (benefit) $4 ($2) ($29)
Depreciation and amortization $53 $46 $66
EBITDA $132 $104 $40
Other expense (income), net $6 $2 $11
Impairment loss - - $7
Management termination fees - - $0
Pre-opening expense - $4 $13
Transaction expense $17 $5 $12
Severance expense - - $3
Other tax expense $1 $2 $1
Jamaica delayed opening accrual - ($1) $2
Insurance proceeds ($0) ($14) -
Adjusted EBITDA $155 $102 $90
CONFIDENTIAL | 29

PLAYA HOTELS & RESORTS
DEFINITIONS
Gross ADR
“Gross ADR” represents total Gross Package Revenue for a period divided by the total number of rooms sold during such period. Gross Package ADR trends and patterns provide useful information concerning the pricing environment and the nature of the guest base of Playa’s total portfolio or comparable portfolio, as applicable. Gross Package ADR is a commonly used performance measure in the all-inclusive segment of the lodging industry, and is commonly used to assess the stated rates that guests are willing to pay through various distribution channels.
Net ADR
“Net ADR” represents total Net Package Revenue, defined as Gross Package Revenue less Distribution and Marketing Fees as well as Compulsory Tips and Taxes, for a period divided by the total number of rooms sold during such period. Net Package ADR trends and patterns provide useful information concerning the pricing environment and the nature of the guest base of Playa’s total portfolio or comparable portfolio, as applicable. Net Package ADR is a commonly used performance measure in the all-inclusive segment of the lodging industry, and is commonly used to assess the stated rates that guests are willing to pay through various distribution channels.
Net RevPAR
“Net RevPAR” is the product of Net ADR and the average daily occupancy percentage. Net RevPAR does not reflect the impact of non-package revenue. Although Net RevPAR does not include this additional revenue, it generally is considered the key performance measure in the all-inclusive segment of the lodging industry to identify trend information with respect to net room revenue produced by our total portfolio or comparable portfolio, as applicable, and to evaluate operating performance on a consolidated basis or a regional basis, as applicable.
Total Net Revenue
We derive “Total Net Revenue” from the sale of all-inclusive packages, which include room accommodations, food and beverage services and entertainment activities, net of compulsory tips paid to employees in Mexico and Jamaica. Government mandated compulsory tips in the Dominican Republic are not included in this adjustment as they are already excluded from revenue.
EBITDA
We define “EBITDA,” a non-GAAP financial measure, as net income (loss), determined in accordance with GAAP, for the period presented, before interest expense, income tax benefit and depreciation and amortization expense.
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PLAYA HOTELS & RESORTS
DEFINITIONS
Adjusted EBITDA
Playa defines “Adjusted EBITDA,” a non-GAAP financial measure, as EBITDA further adjusted to exclude the following items:
Other expense (income), net
Impairment loss
Management termination fees
Pre-opening expenses
Transaction expenses
Severance expenses
Other tax expense
Jamaica delayed opening expenses
Insurance proceeds
Playa believes that Adjusted EBITDA is useful to investors for two principal reasons. First, Playa believes Adjusted EBITDA assists investors in comparing Playa’s performance over various reporting periods on a consistent basis by removing from Playa’s operating results the impact of items that do not reflect Playa’s core operating performance. For example, changes in foreign exchange rates (which are the principal driver of changes in other expense (income), net), and expenses related to capital raising, strategic initiatives and other corporate initiatives, such as expansion into new markets (which are the principal drivers of changes in transaction expenses), are not indicative of the operating performance of Playa’s resorts. The other adjustments included in Playa’s definition of Adjusted EBITDA relate to items that occur infrequently and therefore would obstruct the comparability of Playa’s operating results over reporting periods. For example, impairment losses, such as those resulting from hurricane damage, and related revenue from insurance policies, other than business interruption insurance policies, as well as expenses incurred in connection with closing or reopening resorts that undergo expansions or renovations, are infrequent in nature, and Playa believes excluding these expense and revenue items permits investors to better evaluate the core operating performance of Playa’s resorts over time.
The second principal reason that Playa believes Adjusted EBITDA is useful to investors is that it is considered a key performance indicator by Playa’s Board and management. In addition, the compensation committee of Playa’s Board determines the annual variable compensation for certain members of Playa’s management based, in part, on consolidated Adjusted EBITDA. Playa believes that Adjusted EBITDA is useful to investors because it provides investors with information utilized by Playa’s Board and management to assess Playa’s performance and may (subject to the limitations described below) enable investors to compare the performance of Playa’s portfolio to Playa’s competitors.
Adjusted EBITDA is not a substitute for net income (loss) or any other measure determined in accordance with GAAP. There are limitations to the utility of non-GAAP financial measures, such as Adjusted EBITDA. For example, other companies in Playa’s industry may define Adjusted EBITDA differently than Playa does. As a result, it may be difficult to use Adjusted EBITDA or similarly named non-GAAP financial measures that other companies publish to compare the performance of those companies to Playa’s performance. Because of these limitations, Adjusted EBITDA should not be considered as a measure of the income or loss generated by Playa’s business or discretionary cash available for investment in Playa’s business, and investors should carefully consider Playa’s GAAP results presented in this presentation.
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